EXHIBIT 10.18.1

AMENDMENT NO. TWO TO MEMBERS OPERATING AGREEMENT

OF WEST VALLEY MRF, LLC

(SPECIAL ALLOCATION OF DEPRECIATION)

This AMENDMENT NO. TWO TO MEMBER OPERATING AGREEMENT (“Amendment”) is made and entered into by and between Kaiser Recycling, LLC, a Delaware limited liability company “Kaiser”), and West Valley Recycling & Transfer, Inc., a California corporation (“WVRT”) to be effective as the date specified herein.

RECITALS

A. Kaiser and WVRT are the current members of West Valley MRF, LLC, a California limited liability company (the “Company”). In November 2001, Kaiser Recycling Corporation, an original member of the Company, converted from a corporation to a limited liability company by a merger with and into Kaiser. Kaiser Recycling Corporation’s parent company, Kaiser Ventures Inc. also converted from a corporation to a limited liability company.

B. As result of the above referenced conversions to limited liability companies, the United States Internal Revenue Code of 1986, as amended, required that the Company modify its then current rate of depreciation by effectively treating the assets being depreciated at the time of the conversion as being first placed in service effective as of December 1, 2002. In recognition of the changed depreciation schedule, the parties desire to make a special allocation of the depreciation expense for the assets being depreciated at the time of the conversion. Accordingly, the parties hereto desire to amend Exhibit “G” to the Members Operating Agreement of West Valley MRF, LLC dated effective June 19, 1997, as amended by Amendment No. One dated October 31, 1997 (as amended, the “Operating Agreement”), which exhibit is a part of the Operating Agreement, as provided in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. RECITALS. The foregoing “Recitals” are incorporated herein and made a part of this Amendment by this reference.

2. DEFINITION OF EXCESS DEPRECIATION. Exhibit “G” of the Operating Agreement is hereby amended by the addition of a new Section 1.1.1 to Exhibit “G” defining the term “Excess Depreciation” as follows:

“1.1.1 “Excess Depreciation” shall be the amount of depreciation equal to the amount of depreciation that WVRT receives on a cumulative basis pursuant to Section 3.3 that exceeds the amount of depreciation that Kaiser receives under that section.”

3. AMENDMENT OF EXHIBIT “G.” Exhibit “G” of the Operating Agreement is hereby amended by the addition of the following new Sections 3.3 and 3.4.

“3.3 SPECIAL ALLOCATION OF DEPRECIATION. Notwithstanding anything contained herein to the contrary, commencing effective December 1, 2001, there shall be a special allocation of depreciation between the Members as set forth in Schedule G-1, attached hereto and incorporated herein by this reference. For all assets acquired and placed into service after December 1, 2001, there shall be no special allocation of depreciation and the deprecation expense shall be allocated between the Members as provided in this Exhibit G and the Members Operating Agreement of West Valley MRF, LLC.

3.4 SPECIAL ALLOCATION. In the event of a sale of the business of the Company resulting in a taxable gain, prior to any other allocations of income, gain, loss or deduction; WVRT will receive an allocation of gain equal to the Excess Depreciation it has received up to the date of sale. In the event of a sale of the business resulting in a taxable loss, prior to any other allocations of income, gain, loss or deduction, Kaiser will receive an allocation of loss equal to the Excess Depreciation WVRT has received up to the date of sale. Any remaining income, gain, loss or deduction will be allocated among the Members as provided in this Exhibit G and the Members Operating Agreement of West Valley MRF, LLC.

4. EFFECTIVE DATE OF AMENDMENT. This Amendment shall be effective as of December 1, 2001, notwithstanding the actual date of signature by Kaiser or WVRT.

5. NO OTHER MODIFICATIONS. Except as expressly amended by this Amendment, the provisions of the Operating Agreement are not otherwise modified, altered or amended.

6. GOVERNING LAW. This Agreement is executed and delivered in, and shall be governed by and construed in accordance with, the laws of the State of California and, where applicable, other local, state, and federal rules, regulations, ordinances, statutes, and laws.

IN WITNESS WHEREOF, this Amendment is executed by the members of the Company to be effective as specified in Paragraph 4 of this Amendment.

“WVRT”		“KAISER”
WEST VALLEY RECYCLING & TRANSFER, INC.		KAISER RECYCLING, LLC

By:	/s/ Cole Burr	By:	/s/ James F. Verhey
	Cole Burr, President		James F. Verhey

REVISED SCHEDULE G-1

WEST VALLEY MRF

TECHNICAL TERMINATION DEPRECIATION CALCULATION

YEAR	PRIOR TO TECHNICAL TERM	AFTER TECH TERM ADJUSTED	DIFFERENCE	BWI 50%
2001	1,518,097	1,068,625	(449,472)	(224,736)
2002	1,742,634	1,647,738	(94,896)	(47,448)
2003	1,571,587	1,426,972	(144,615)	(72,308)
2004	1,453,845	1,280,942	(172,903)	(86,452)
2005	1,313,083	1,198,409	(114,674)	(57,337)
2006	1,227,115	1,171,043	(56,072)	(28,036)
2007	1,192,831	1,123,405	(69,426)	(34,713)
2008	995,412	1,085,077	89,665	44,832
2009	818,289	940,938	122,649	61,324
2010	820,391	942,983	122,592	61,296
2011	622,393	922,081	299,688	149,844
2012	438,300	394,289	(44,011)	(22,005)
2013	483,300	394,278	(44,022)	(22,011)
2014	438,300	394,032	(44,268)	(22,134)
2015	438,300	394,032	(44,268)	(22,134)
2016	422,621	392,148	(30,473)	(15,236)
2017	414,781	371,427	(43,354)	(21,677)
2018	249,001	371,427	122,426	61,213
2019	240,207	371,427`	131,220	65,610
2020	240,207	371,427	131,220	65,610
2021	201,762	362,539	160,777	80,389
2022	166,394	158,116	(8,278)	(4,139)
2023	166,394	158,116	(8,278)	(4,139)
2024	166,394	158,116	(8,278)	(4,139)
2025	166,394	158,116	(8,278)	(4,139)
2026	166,394	158,116	(8,278)	(4,139)
2027	166,394	158,116	(8,278)	(4,139)
2028	166,394	158,116	(8,278)	(4,139)
2029	166,394	158,116	(8,278)	(4,139)
2030	166,394	158,116	(8,278)	(4,139)
2031	166,394	158,116	(8,278)	(4,139)
2032	166,394	158,116	(8,278)	(4,139)
2033	166,394	158,116	(8,278)	(4,139)
2034	166,394	158,116	(8,278)	(4,139)
2035	166,394	158,116	(8,278)	(4,139)
2036	166,394	158,116	(8,278)	(4,139)
2037	166,394	158,116	(8,278)	(4,139)
2038	97,119	158,116	60,997	30,499
2039	93,315	158,116	64,801	32,401
2040	81,130	157,314	76,184	38,092
2041	34,666	137,342	102,676	51,338

Total	19,765,990	19,765,990	(0)	(0)

WEST VALLEY MRF

TECHNICAL TERMINATION DEPRECIATION CALCULATION

YEAR	UNADJUSTED	ADJUSTED	DIFFERENCE
2001	1,518,097	1,068,625	(449,472)
2002	1,742,634	1,647,738	(94,896)
2003	1,582,223	1,439,136	(143,087)
2004	1,472,046	1,298,027	(174,019)
2005	1,327,720	1,212,287	(115,433)
2006	1,239,206	1,182,631	(56,575)
2007	1,203,104	1,133,356	(69,748)
2008	1,005,685	1,095,028	89,343
2009	828,562	950,889	122,327
2010	828,391	950,889	122,498
2011	628,120	927,942	299,822
2012	444,027	400,150	(43,877)
2013	444,027	400,139	(43,888)
2014	444,027	399,893	(44,134)
2015	444,027	399,893	(44,134)
2016	428,348	398,009	(30,339)
2017	420,508	377,288	(43,220)
2018	254,728	377,288	122,560
2019	245,934	377,288	131,354
2020	245,934	377,288	131,354
2021	207,490	368,400	160,910
2022	172,121	163,977	(8,144)
2023	172,121	163,977	(8,144)
2024	172,121	163,977	(8,144)
2025	172,121	163,977	(8,144)
2026	172,121	163,977	(8,144)
2027	172,121	163,977	(8,144)
2028	172,121	163,977	(8,144)
2029	172,121	163,977	(8,144)
2030	172,121	163,977	(8,144)
2031	172,121	163,977	(8,144)
2032	172,121	163,977	(8,144)
2033	172,121	163,977	(8,144)
2034	172,121	163,977	(8,144)
2035	172,121	163,977	(8,144)
2036	172,121	163,977	(8,144)
2037	172,121	163,977	(8,144)
2038	102,846	163,977	61,131
2039	99,042	163,977	64,935
2040	86,857	163,175	76,318
2041	38,115	138,689	100,574

Total	20,035,634	20,035,634	(0)

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